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                                                                   EXHIBIT 10.17

                            OFFICE LEASE AGREEMENT
                           THE TIMES SQUARE BUILDING

     THIS LEASE is made this 10/th/ day of August, 1999, between TIMES SQUARE BUILDING LLC, a Washington limited liability company ("Landlord") and ENCODING.COM, INC, a Delaware Corporation ("Tenant").

     1.   LEASE DATA AND EXHIBITS:  As parties hereto, Landlord and Tenant agree
          -----------------------
that the following terms as used herein shall have the meanings provided in this
Section 1, unless otherwise specifically modified by provisions of this Lease:

          (a)  BUILDING:  The Building known as the TIMES SQUARE BUILDING,
               --------
               situated on the Land in Seattle, Washington.

          (b)  PREMISES:  The Premises consists of the areas on the 3/rd/, 4/th/
               --------
               and Lower Mezzanine floor(s) of the Building, known as Suite No.
                   ---------------
               400, which is cross-hatched on the floor plan(s) attached hereto as Exhibit A, including additional Improvements (if any) set forth on Exhibit B. For the purposes of this Lease the agreed net rentable area of the Premises is 21,125* square feet. *(3/rd/ floor = 9,231 square feet, 4/th/ floor = 9,231 square feet, Lower Mezzanine = 2,663 square feet)

          (c)  LAND:  The Land upon which the Building is situated as more
               ----
               particularly described in Exhibit C.

          (d)  OFFICE COMPLEX:  That portion of the Building leased or available
               --------------
               for lease for office uses, together with common and public areas and facilities provided for the general use and convenience of Tenant and other tenants and occupants of the Building. The agreed net rentable area of the Office Complex is 49,541 square feet.

          (e)  TENANT'S PERCENTAGE:  As used in this Lease, Landlord and Tenant
               -------------------
               agree that Tenant's Percentage of the Office Complex is 42.64%.

          (f)  TERM:  This Lease shall be for a term ending on October 31, 2004,
               ----
               and commencing on the following dates: for the third and fourth floor premises on August, 1999, for the Lower Mezzanine premises on October 1, 1999, or upon substantial completion of Landlord's standard work for the lower mezzanine floor space, which ever occurs later; unless sooner terminated as provided herein.

          (g)  BASE RENT:  The following amounts for the following periods,
               ---------
               payable on or before the first day of each calendar month:

               For the third floor Premises:
               Applicable Period                   Monthly Base Rent Amount
               -----------------                   ------------------------
               08/_ /99 - 09/30/99                      $     0.00
               10/01/99 - 10/31/00                      $17,308.00
               11/01/00 - 10/31/01                      $17,693.00
               11/01/01 - 10/31/02                      $18,078.00
               11/01/02 - 10/31/03                      $18,456.00
               11/01/03 - 10/31/04                      $18,847.00

               For the fourth floor Premises:
               Applicable Period                   Monthly Base Rent Amount
               -----------------                   ------------------------
               09/1/99 - 10/31/99                       $     0.00
               11/1/99 - 10/31/00                       $17,308.00
               11/1/00 - 10/31/01                       $17,693.00
               11/1/01 - 10/31/02                       $18,078.00
               11/1/02 - 10/31/03                       $18,456.00
               11/1/03 - 10/31/04                       $18,847.00

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               For the Lower Mezzanine Premises:

               Applicable Period        Monthly Base Rent Amount
               -----------------        ------------------------
               10/01/99 - 10/31/99           $    0.00
               11/01/99 - 10/31/04           $3,329.00

          (h)  BASE YEAR:  The Base Year is calendar year 1999.
               ---------

          (i)  PREPAID RENT DEPOSIT:  Tenant has deposited with Landlord on the
               --------------------
               date hereof $37,945.00 to be applied to Base Rent due hereunder.

          (j)  SECURITY DEPOSIT:  An Irrevocable Letter of Credit (or the cash
               ----------------
               proceeds thereof) in form and substance acceptable to Landlord in the amount of $250,000.00, until October 31, 2000, at which time it may be reduced to $225,000.00, until October 31, 2001, at which time it may be reduced to $ 175,000.00. Until October 31, 2002, at which time it may be reduced to $150,000.00 until October 31, 2003, at which time it may reduce to $100,000.00 for the duration of the Lease term. The Letter of Credit shall be substantially in the form of Exhibit J - Letter of Credit attached hereto. The Security Deposit shall include a cash component to the extent required by Section 1 of Exhibit E.

          (k)  NORMAL BUSINESS HOURS:  From 8:00 a.m. to 6:00 p.m. on weekdays
               ---------------------
               and from 8:00 a.m. to 12:00 noon on Saturdays (excluding legal holidays).

          (l)  NOTICES AND PAYMENTS ADDRESSES:
               ------------------------------

               Landlord:      Times Square Building LLC
                              C/O The Vance Corporation
                              1809 Seventh Avenue, Suite 300
                              Seattle, WA 98101-1313
               Tenant:

               Prior to September 1, 1999:

                              Encoding.com
                              3406 East Union
                              Seattle, WA 98122
                              Attn:  Jon Gerhardt, Minister of the Great
                              Migration

               After Commencement Date:

                              Encoding.com
                              Times Square Building
                              414 Olive Way, Suite 400
                              Seattle, WA 98101-1122

          (m)  EXHIBITS:  The following exhibits or riders are made a part of
               --------
               this Lease:

               Exhibit    A - Floor Plan of Premises

               Exhibit B - 1 Additional Landlord Improvements (if any) B - 2 Tenant Improvement Requirement
                          B - 3  Final Agreed Plans
                          B - 4  Tenant's Allowance

               Exhibit    C - Legal Description of the Land

               Exhibit    D - Rules and Regulations

               Exhibit    E - Non-Standard Section

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               Exhibit    F - Operating Cost Exclusion

               Exhibit    G - Contractors Indemnification Agreement

               Exhibit    H - Expansion Area

               Exhibit    I - Satellite Antenna Agreement

               Exhibit    J - Letter of Credit

     2.  PREMISES:  For the Term specified in Section 1(f), Landlord does
         --------
hereby lease the Premises to Tenant, and Tenant does hereby lease the Premises from Landlord, upon and subject to the terms and conditions herein set forth.

     3.  RENT:  Tenant shall pay Landlord the monthly Base Rent stated in
         ----
Section 1(g) hereof and Additional Rent as provided in Section 10 and any other additional payments due under this Lease without deduction or offset, in advance (unless otherwise expressly provided) on or before the day specified in Section 1(g), or such other date as is provided in this Lease, to Landlord at the address noted in Section 1(l) hereof, or to such other party or at such other place as Landlord may hereafter from time to time designate in writing. Rent for any partial month at the beginning or ending of the Term shall be prorated. Base Rent, Additional Rent and all other sums payable by Tenant under this Lease are sometimes collectively called "Rent."

     All payments of Rent not receive by Landlord on or before each respective due date shall bear interest at an annual rate (the "Default Rate") equal to eighteen percent (18%), from the date the Rent is due until paid; provided that if the maximum annual rate of interest permitted by applicable law shall be less than the rate of interest provided for herein, then all past due payments shall bear interest at the maximum rate permitted by applicable law from due date until paid. Tenant acknowledges the late payment by Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and economically impractical to ascertain. Therefore, if any payment of Rent due from Tenant is not received by Landlord within five (5) days after the due date, Tenant shall pay to Landlord (in addition to the interest above provided) a late charge of One Hundred Dollars ($100.00) or ten percent (10%) of the overdue Rent, whichever shall be greater. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant and is in addition to any interest charges on past due Rent. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount nor prevent Landlord from exercising any of the other rights and remedies available to Landlord. The provisions of this paragraph in no way relieve Tenant of the obligation to pay Rent on or before the due dates.

     4.  POSSESSION.  If for any reason whatsoever Landlord does not deliver
         ----------
possession of the Premises to Tenant at the commencement of the Term of this Lease, rent shall be abated until the date possession of the Premises is tendered to Tenant by Landlord, provided that in all other respects this Lease shall remain in full force and effect, and the Lease Term shall not be extended thereby. In no event shall Landlord be liable for damages caused by failure to deliver possession of the Premises. If possession of any portion of the Premises has not been tendered to Tenant by the date which is six (6) months after the calendar commencement date of the Term stated in Section 1(f) for that portion of the Premises. Tenant shall have the option to terminate this Lease by providing notice of termination to Landlord within ten (10) days following the expiration of the six (6) month period.

     5.  SECURITY DEPOSIT:  As partial consideration for the execution of this
         ----------------
Lease, Tenant has paid to Landlord the sum specified in Section 1(j) hereof, the receipt of which is hereby acknowledged. Landlord may commingle the deposit with its general funds and Tenant shall not be entitled to interest on the deposit. If Tenant shall default with respect to any covenant, condition, or obligation contained in this Lease, including but not limited to the payment of Rent, Landlord may apply all or any part of such deposit to the payment of any sum in default or any other sum which Landlord may be required to spend or incur by reason of Tenant's default, and in such event, Tenant shall upon demand deposit with Landlord the amount so applied. If Tenant shall have fully complied with all material obligations, covenants and conditions of this Lease, such sum shall be repaid to Tenant within thirty (30) days after the end of the Term, as it may be extended. If Landlord sells, assigns or otherwise transfers its interest in

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this Lease, Landlord may transfer the deposit to the new landlord. Upon such transfer and to the extent the new landlord assumes the obligations of Landlord under this Lease, the original Landlord shall be relieved from all liability assumed by the new Landlord and all liability for return of the deposit and Tenant shall look solely to the new landlord for performance of the assumed liability and for return of the deposit.

     6.  USE OF THE PREMISES:  The Premises are to be used only for general
         -------------------
office purposes (including electronic data storage, electronic archiving and electronic warehousing in the Premises, and storage of shipping materials and physical product in the Lower Mezzanine) and for no other business or purpose without the prior written consent of Landlord, which consent may be withheld if Landlord, in its sole discretion, determines that any proposed use is inconsistent with or detrimental to the maintenance and operation of the Building as a first-class office building. No act shall be done in or about the Premises by Tenant, its employees, agents invitees, or contractors that is unlawful. Tenant shall not commit any act that will increase the then existing rate of insurance on the Building without Landlord's consent. Tenant shall promptly pay upon demand the amount of the increase in insurance rates caused by such act or acts done by Tenant. Tenant shall not commit or allow to be committed any waste upon the Premises, or any nuisance or other act which disturbs the quiet enjoyment of any other tenant in the Building. Tenant shall not, without the written consent of Landlord, use any apparatus, machinery or device in or about the Premises which will cause any substantial noise, vibration or fumes. If any of Tenant's office machines or equipment should disturb the quiet enjoyment of any other tenant in the Building, then Tenant shall provide adequate insulation, or take other action as may be necessary to eliminate the disturbance. Tenant shall comply with all laws and regulations relating to its use or occupancy of the Premises.

     7.  CARE OF THE PREMISES:  Tenant's taking possession of the Premises
         --------------------
constitutes Tenant's acknowledgment that the Premises were then in good condition. Tenant shall take good care of the Premises and shall keep the Premises and all items installed therein by Tenant neat and clean. Tenant shall make no additions, improvements, alterations, repairs or decorations to the Premises without the prior written consent of Landlord. Any such additions, improvements, alterations, repairs or decorations which are made without the prior written consent of Landlord, shall be removed by Tenant at its cost within ten (10) days after Landlord requests the removal. Otherwise, all additions, improvements, alterations, decorations and repairs made by Tenant shall remain on the Premises and shall become the property of Landlord upon the expiration or sooner termination of this Lease. All damage or injury done to the Premises or the Building by Tenants or by any persons who may be in or upon the Premises or the Building with the consent of Tenant, shall be paid for by Tenant.

     8.  LANDLORD MAINTENANCE.  Landlord shall maintain or cause to be
         --------------------
maintained in reasonably good order and condition the common and public areas of the Building, the central heating, ventilation and air conditioning (if the Premises are air conditioned) system, water and mechanical and electrical distribution systems, and the structural components of the Building. All normal repairs reasonably necessary to maintain the Premises in a tenantable condition shall be done by or under the direction of Landlord and at Landlord's expense, except as otherwise provided herein. Landlord, in the exercise of its reasonable judgement, shall be the sole judge of what repairs are necessary. Landlord shall
         -
not be obligated to repair or replace any fixtures or equipment installed by Tenant. If any such maintenance or repair is required because of the act or omission of Tenant or any person claiming through Tenant or any of their respective officers, servants, agents, employees, contractors, licensees, guests, visitors or invitees, all costs and expenses incurred by Landlord shall be paid by Tenant on demand.

     9.  SERVICES AND UTILITIES PROVIDED BY LANDLORD:  So long as Tenant is not
         -------------------------------------------
in default of any of its obligations under this Lease, Landlord will furnish Tenant the following services and utilities:

         (a) Electricity for normal lighting and low-power usage office machines. Excess electricity (i.e., usage in excess of 4 watts per square foot per month) as reasonably determined by Landlord, shall be at Tenant's expense.

         (b)   Elevator service.

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          (c)  Water for drinking and restroom purposes at the points of supply provided by Landlord.

          (d) Window washing and janitorial service, exclusive of any special requirements resulting from items installed by Tenant.

          (e) Heating, ventilation and air conditioning required in Landlord's judgment for normal business operations during Normal Business Hours.

     Landlord does not warrant that any of the foregoing utilities or services will be free from interruption, but Landlord will use best efforts and continued diligence to restore the interrupted utilities and services as soon as possible. Except as specifically set forth herein, no such interruption shall be deemed an eviction of Tenant or excuse Tenant's performance of any of its obligations under this Lease, or render Landlord liable for damages.

     10.  ADDITIONAL RENT:
          ---------------

     (a) In addition to the Base Rent provided in Section 1(g) hereof, Tenant shall pay to Landlord as Additional Rent Tenant's share of Excess Expenses for each Expense Year during the term of this Lease as provided in this Section. Within 90 days after the commencement of each Expense Year (or such longer period of time as Landlord reasonably requires for preparation of the statement), Landlord shall give Tenant notice of Landlord's estimate of the amount payable under this Section for the Expense Year. On the first day of each month during the Expense Year, Tenant shall be liable to pay to Landlord one-twelfth (1/12) of such estimated amount. Until, if such notice is given, Tenant shall continue to pay on the basis of the prior year's estimate. On receipt of the notice, the estimated amount shall be divided into twelve (12) equal monthly installments; and on the first day of the month following such notice, Tenant shall pay an amount equal to one monthly installment multiplied by the number of months from January of such Expense Year to the month of payment, less any payments already made for those months, plus the monthly installment due on the date of such payment, and on the first day of each succeeding month in such Expense Year, shall pay to Landlord an amount equal to one monthly installment. Within 120 days after the end of each Expense Year in which Tenant is obligated to pay Excess Expenses (or such longer period of time as Landlord reasonably requires for preparation of the statement), Landlord shall furnish Tenant with a statement ("Landlord's Expense Statement") setting forth in reasonable detail the actual Expenses for such Expense Year, and Tenant's share of Excess Expenses. If Tenant's Share of the actual Excess Expenses for such Expense Year exceeds the estimated Excess Expenses paid by Tenant for such Expense Year, Tenant shall pay to Landlord the difference within fifteen (15) days after receipt of Landlord's Expense Statement; and if the total amount paid by Tenant for any such Expenses for such Expense Year exceeds Tenant's Share of actual Excess
                                                          -
          Expenses for such Expense Year, such excess shall be credited against the next installment of estimated Excess Expenses or other Rent due from Tenant to Landlord hereunder or if the Lease Term has expired, shall be paid to Tenant concurrently with delivery of Landlord's Statement. If any part of the first or the last years of the Lease Term shall include part of an Expense Year, Tenant's obligations under this Section shall be apportioned so that Tenant shall pay only for such parts of such Expense Years as are included in the Lease Term.

     (b) "Tenant's Share" means Tenant's Percentage of the Office Complex as specified in Section 1(e) above.

     (c) "Expenses" means that portion of all costs of management, operation, maintenance and administration of the Premises, the Building and the Land which have been equitably allocated by Landlord to the Office Complex, including without limitation the following: wages and salaries of employees; janitorial, cleaning, maintenance, and other services; electricity, water, waste disposal and other utilities; heating, ventilating and air conditioning; materials and supplies; painting, repairs and other maintenance and reserves for long-term maintenance; office furniture, fixtures, equipment and space; insurance; all real and personal

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          property taxes, assessments, and charges levied upon or with respect to the Land, the Building or Landlord's interest in the same; management fees; and depreciation on personal property. Expenses shall not include depreciation on the Building; costs of tenants' improvements; real estate brokers' commissions; or capital items except that Expenses shall include the cost of any capital improvements made after completion of the Building as a labor-saving device or to effect other economies in the operation or maintenance of the Building or made after the date of this Lease that are required under any governmental law or regulation, such costs to be amortized over the useful life of such improvement (as determined under Landlord's normal accounting procedure), together with interest at a rate per annum equal to two percent (2%) plus the rate of interest publicly announced from time to time by Seattle-First National Bank, Head Office Branch, Seattle, Washington, as its "prime interest rate" or such higher rate as may be paid by Landlord on funds borrowed for the purpose of constructing such capital improvements; or the other items listed on Exhibit F attached hereto.

     (d) "Excess Expenses" with respect to any Expense Year shall mean the amount, if any, by which Expenses for such Expense Year exceed the actual Expenses for the Base Year.

     (e) "Expense Year" means each twelve (12) consecutive month period commencing January 1 of each year.

     (f) Tenant shall have the right, at Tenant's sole cost and expense (no more than once per calendar year), to have Landlord's books and records audited by a certified public accountant under the direction of Landlord and Tenant who is selected by Tenant and acceptable to Landlord, upon not less than ten (10) business days' prior written notice to Landlord, during Landlord's normal business hours and at Landlord's principal place of business or such other place as designated by Landlord, to verify the accuracy of Landlord's statement relating to Tenant's proportionate share of Expenses. If any audit discloses that Tenant overpaid it's share of Expenses or underpaid it's share of expenses, Landlord or Tenant shall make an appropriate payment to the other for the excess or deficit.

     11.  TAXES PAYABLE BY TENANT:  Tenant shall pay, before the same become
          -----------------------
delinquent, all taxes assessed or levied against Tenant's furniture, fixtures, equipment and other property in the Premises. Tenant shall pay to Landlord, as Additional Rent, within ten (10) days after notice of the amount thereof, any tax upon rent payable under this Lease or any tax or fee in any form (except net income tax) payable by Landlord due to or measured by receipts or income of Landlord derived from this Lease.

     12.  INDEMNIFICATION.  Tenant shall defend, indemnify and hold harmless
          ---------------
Landlord against and from any and all claims, causes, losses, damages and expenses (including attorneys' fees and court costs) which arise out of or result from any injury to or death of any person or any damage to or destruction of any property sustained by Tenant or by any other person which: (a) occurs on the Premises; or (b) is caused by the negligence, willful misconduct or breach of this Lease by Tenant, its employees, agents or contractors. Nothing herein shall be construed as requiring Tenant to defend, hold harmless, or indemnify Landlord against or from any claim, loss, damage or expense to the extent it is caused by Landlord's sole negligence, willful misconduct or breach of this Lease.

     If and to the extent the provisions of RCW 4.24.115 apply to an act or omission which results in an indemnification claim hereunder, and if the claim, cause, loss, damage or expense incurred by Landlord is caused by or results from the concurrent negligence of Tenant, its agents or employees and of Landlord, its agents or employees, Tenant's indemnification obligation shall apply only to the extent of the negligence of Tenant, its agents or employees.

     To the extent necessary to permit Landlord to enforce Tenant's indemnification obligations, Tenant assumes potential liability for claims brought by its employees against Landlord and for that purpose Tenant specifically waives any immunity against indemnification claims asserted by Landlord which is provided under the Workers Compensation Act, RCW Title 51. TENANT ACKNOWLEDGES THAT THIS WAIVER IS SPECIFICALLY ENTERED

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INTO PURSUANT TO THE PROVISIONS OF RCW 4.24.115 AND WAS THE SUBJECT OF MUTUAL
NEGOTIATION.
               /s/ MH                      /s/ DCB
          ________________             _______________
         Landlord's Initials           Tenant's Initials

     13.  LIABILITY INSURANCE:  Tenant at its sole cost and expense shall obtain
          -------------------
and maintain in full force and effect during the Lease Term commercial general liability insurance insuring against any and all claims for injury to or death of persons and loss of or damage to property occurring in, on or about the Premises, the Building or the Land, in form and amounts satisfactory to Landlord, but in any case with a single combined liability limit of not less than $5,000,000. All such insurance shall be written by companies satisfactory to Landlord, shall name Landlord as an insured party, and shall contain a provision requiring thirty (30) days' written notice to Landlord before cancellation or change in coverage, scope or amount of insurance. Prior to taking possession of the Premises, Tenant shall furnish Landlord with the certificate of such policy, and renewal certificates shall be furnished to Landlord prior to the expiration of any expiring policy. Such policy shall name Landlord as an insured, shall contain cross-liability provisions, and shall specifically include the liability assumed under this Lease by Tenant (provided that the amount of such insurance shall not be construed to limit the liability of Tenant hereunder).

     14.  LIENS AND INSOLVENCY:  Tenant shall keep its leasehold interest under
          --------------------
this Lease, the Premises, the Building and Land free from any liens arising out of any work performed, materials ordered or obligations incurred by Tenant. Tenant shall indemnify and hold Landlord harmless from any liability for losses or damages resulting directly or indirectly from any such liens or lien claims and from any work performed on or about the Premises by Tenant, its agents, employees, contractors or subcontractors. If any such lien or lien claim is filed against the Premises, the Building, the Land or Tenant's leasehold interest, Tenant shall cause the same to be discharged within thirty (30) days after the date of filing. If Tenant becomes insolvent, voluntarily or involuntarily bankrupt, or if a receiver, or assignee or other liquidating officer is appointed for the business of Tenant, then Landlord may terminate Tenant's rights of possession under this Lease at Landlord's option.

     15.  DAMAGE OR DESTRUCTION:  In the event the Premises shall be partially
          ---------------------
or totally destroyed or damaged by fire, earthquake or other casualty, the same shall be repaired as soon as possible provided and to the extent Landlord has adequate insurance available for the repair (unless Landlord shall elect not to rebuild as hereafter provided). In the event the Premises are destroyed or damaged by fire, earthquake, or other casualty to such an extent as to render the same untenantable in whole or in substantial part, Landlord may, at its option, proceed to repair the Premises. Landlord shall have not more than ninety
(90) days after the date of such damage or destruction to notify Tenant in writing of Landlord's intention to repair. If Landlord elects to repair, it shall prosecute the work without unnecessary delay; and, during such period, the Base Rent and the Additional Rent under Section 9 shall be abated in the same ratio that the portion of the Premises which is untenantable for the time being bears to all of the Premises. If Landlord shall fail to give the above-described notice, Tenant shall have the right to terminate this Lease by written notice to Landlord.

     In the event the Building shall be damaged or destroyed by fire, earthquake or other casualty (even though the Premises shall not be damaged) to such an extent that, in the opinion of Landlord, it shall not be practicable to rebuild or repair, then it shall be optional with Landlord to terminate this Lease by written notice to Tenant within ninety (90) days after such destruction or damage.

     16.  ASSIGNMENT AND SUBLETTING:
          -------------------------

          (a)  Consent Required.   Neither this Lease nor any right hereunder
               ----------------
nor the Premises may be assigned, transferred, encumbered or sublet in whole or in part by Tenant, expressly or by operation of law or otherwise, without Landlord's prior written consent, which may be withheld at Landlord's sole discretion; provided, however, Landlord will not unreasonably withhold or delay its consent (unless Landlord elects to terminate the Lease, as set forth below) if Tenant's proposed assignee or subtenant ("Assignee") meets the following conditions:

               (i) the use and occupancy of Premises by the Assignee will be consistent with the operation and maintenance of the Building as a first-class office building;

               (ii) the proposed assignment or sublease will not result in a default by Landlord under any financing secured by the Building and will not otherwise be in conflict with any other Building lease; and

               (iii) the Assignee (and its guarantors, if any) shall have a tangible net worth, determined in accordance with generally accepted accounting principles, at least equal to the tangible net worth of the Tenant as of the date of this Lease, which the parties acknowledge and confirm is not less than $ 3,800,000.00.

               If Tenant is a corporation, any merger, consolidation, liquidation, or change in the ownership of or the power to vote the majority of its outstanding voting stock, shall constitute an assignment whether as a result of a single transaction or a series of transactions. If Tenant is a general partnership, the death, withdrawal or expulsion of a partner or partners owning, or transfer of interests representing, in the aggregate more than twenty-five percent (25%) of partnership profits or capital shall constitute an assignment, whether as the result of a single transaction or a series of transactions. If Tenant is a limited partnership the death, withdrawal or expulsion of any general partner shall constitute an assignment. If Tenant consists of more than one person, any transfer from one individual to another individual shall constitute an assignment. Notwithstanding anything to the contrary contained in this Section 16 (except Sections 16(a)(i) - (iii) which shall continue to apply, provided that in such a case the threshold in Sections 16(a)(iii) shall be reduced to $2,000,000) and provided Tenant is not in default in its obligations under this Lease, Tenant, after giving notice to Landlord, may assign this Lease or sublet the Premises, or any portion thereof, without Landlord's consent but after prior written notice to Landlord, to any entity which acquires all of the stock or assets of Tenant, as a going concern with respect to the business being conducted in the Premises, and assumes all obligations of Tenant hereunder (hereinafter, a "Permitted Transfer"). In addition, a sale or transfer of capital stock of Tenant shall be deemed a Permitted Transfer if (i) such sale or transfer occurs in connection with any bona fide financing or capitalization of Tenant, or (ii) Tenant becomes a publicly traded corporation. Landlord shall have no right to terminate the Lease or recapture all or a portion of the Premises in connection with, and shall have no right to any sums or other economic consideration resulting from, any Permitted Transfer.

          (b)  Assumption of Liability.  As a condition to Landlord's approval,
               -----------------------
any prospective assignee or sublessee otherwise approved by Landlord shall assume all obligations of Tenant under this Lease and shall be jointly and severally liable with Tenant for the payment of Rent and the performance of all terms, conditions, covenants and agreements contained in this Lease; provided that, in regard to Rent Liability, any approved sublessee shall be liable only for rent in the amount set forth in the sublease. Tenant shall provide Landlord with copies of all assignments, subleases and assumption documents.

          (c)  Conditional Consent.   Any consent by Landlord to any assignment
               -------------------
or subletting may be subject to such terms and conditions as Landlord shall determine and all such terms and conditions shall be binding upon any person holding by, under or through Tenant.

          (d)  Notice of Proposed Assignment of Sublease.  If Tenant wishes to
               -----------------------------------------
assign this Lease or sublet the Premises or any part thereof, Tenant shall first give written notice to Landlord of its intention to do so ("Tenant's Notice") which notice shall contain the name of the proposed assignee or subtenant (collectively "Transferee"), the nature of the proposed Transferee's business to be carried on in the Premises, the terms and provisions of the proposed assignment or sublease, and such financial and other information with respect to the proposed Transferee and transfer as Landlord may reasonably require.

          (e)  Landlord's Options.  Except for a Permitted Transfer, at any time
               ------------------
within twenty (20) days after Landlord's receipt of Tenant's Notice and all relevant information, Landlord may by written notice ("Landlord's Notice") to Tenant elect to:

               (i) Recapture either the affected space or the entire Premises by terminating this Lease either as to the portion of the Premises covered by the proposed sublease or assignment or the entire Premises, at Landlord's option, effective upon a date specified in Landlord's Notice which date shall not be earlier than thirty (30) days nor later than sixty (60) days after Landlord's Notice, with a proportionate reduction of all rights and obligations hereunder that are based on the square footage of the remaining
Premises:

               (ii)  Consent to the proposed sublease or assignment; or

               (iii) Disapprove the proposed sublease or assignment.

In the event Landlord's Notice states that Landlord elects to exercise the
recapture option described above.   Tenant shall have the option to withdraw
Tenant's Notice of proposed transfer and not to proceed with the proposed sublease or assignment.

          (f)  Rent Differential.  If the monthly Base Rent payable under the
               -----------------
assignment or sublease agreement is more than the Base Rent being paid by Tenant to Landlord, Tenant shall pay to Landlord fifty percent (50%) of the difference between the Base Rent payable under said assignment or sublease and the Base Rent then being paid under this Lease. Customary brokerage fees, attorney's fees, tenant improvement costs (as reasonably approved by Landlord) and any reasonable direct expenses paid by Tenant in preparing the space for the proposed assignee or sublessee, may be deducted from Base Rent before calculation of the Landlord's share of the rent differential.

          (g)  Assignment Documentation.  No assignment shall be binding on
               ------------------------
Landlord unless Tenant and the Transferee shall deliver to Landlord a counterpart of the assignment and an instrument in recordable form that contains a covenant of assumption by the Transferee satisfactory in form and substance to Landlord and consistent with the requirements of this Section 16. The failure or refusal of the Transferee to execute an instrument of assumption shall not release or discharge the Transferee from its obligations set forth above.

          (h) Tenant shall deliver a non-refundable fee of $500 to Landlord with each request for Landlord's consent relating to a proposed assignment or sublease (other than Permitted Transfers), and whether or not Landlord consents to the proposed assignment or sublease, Tenant shall reimburse Landlord on demand for any and all costs (not covered by the $500 fee) that may be incurred by Landlord in connection with any proposed assignment or sublease including, without limitation, the cost of investigating the acceptability of the proposed Transferee, legal costs incurred in connection with each proposed assignment or sublease, and twenty percent (20%) of such actual costs to cover Landlord's overhead expenses.

     17.  QUIET ENJOYMENT:  Landlord agrees that Tenant, upon full and prompt
          ---------------
performance of all of its obligations under this Lease including without limitation payment of all sums due hereunder as and when due, shall have quiet and peaceful possession of the Premises during the Lease term without disturbance by Landlord or any party claiming under Landlord, subject to the other terms and provisions of this Lease.

     18.  SIGNS:  Tenant shall not place upon or install on windows, wall, or
          -----
exterior doors of the Premises or any part of the Premises visible from the exterior of the Premises any signs, symbols, canopies, awnings, window coverings or other advertising or decorative material without obtaining the prior written consent of Landlord. If Tenant violates any of the provisions of this Section, Landlord shall have the right to immediately remove the item installed by Tenant at Tenant's sole cost and expense and without liability.

     19.  ACCESS:  Tenant will permit Landlord and its agents to enter into and
          ------
upon the Premises at all reasonable times for the purposes of inspecting, cleaning, repairing, altering or improving the Premises or the Building. Landlord acknowledges that portions of the Premises may be subject to special security systems to protect confidentiality and the integrity of Tenant's business operations. Landlord shall provide Tenant with advance notice of its need to enter such areas except in cases of emergencies. Nothing contained in this Section shall be deemed to impose any obligation upon Landlord not expressly stated elsewhere in this Lease. Tenant and its employees shall have 24-hour, 7-day per week access to the Premises, except as otherwise provided herein. Tenant acknowledges that access during non-normal business hours shall be via a restricted access system which requires a deposit by Tenant for card keys. When reasonably necessary, Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure and without such action by Landlord being construed as an eviction of Tenant or as relieving Tenant from the duty of observing and performing any of the provisions of this Lease, provided that during all such periods (other than during fire or life safety emergencies) Tenant, its employees and invitees shall have reasonable access to the Premises. Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective tenants within the period of 180 days prior to the expiration or sooner termination of the Lease Term. Landlord shall not be liable for the consequences of admitting by pass key or refusing to admit to the Premises any person claiming the right of admittance. Landlord shall maintain an elevator key or key card system to allow Tenant and its employees to limit non-authorized access to those floors which Tenant wholly leases.

     20.  TRADE FIXTURES: Tenant may install in the Premises such equipment as
          --------------
is customarily used in the type of business conducted by Tenant on the Premises. Upon the expiration or sooner termination of this Lease, Tenant shall, at its expense, remove from the Premises all such equipment and all other property of Tenant and shall repair any damage to the Premises and the Building occasioned by such removal. Any property left in the Premises after the expiration or sooner termination of this Lease shall be deemed to have been abandoned by Tenant and shall become the property of Landlord to dispose of as Landlord deems expedient without accounting to Tenant therefor.

     21.  CONDEMNATION: If all of the Premises, or such portions of the Building
          ------------
as may be required for the reasonable use of the Premises, are taken by eminent domain, this Lease shall automatically terminate as of the date Tenant is required to vacate the Premises and all Rent shall be paid to that date. In case of a taking of a part of the Premises, or a portion of the Building not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect, except as otherwise provided below, and where a portion of the Premises is taken, the Base Rent and Additional Rent under Section 9 shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such reduction to be effective as of the date possession of such portion is delivered to the condemning authority. If any part of the Building or Land is taken (whether or not the Premises are affected) and, in the opinion of Landlord, it is not economically feasible to continue this Lease in effect, Landlord may terminate this Lease effective as of the date of such taking and all Base Rent and Additional Rent under Section 10 hereof shall be paid to that date. Landlord reserves all rights to damages to the Premises for any taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any costs or loss which Tenant may incur for Tenant's moving expenses and for the interruption of or damage to Tenant's business, provided, that such damages may be claimed only if they are awarded separately in the eminent domain proceeding and not as part of the damages recoverable by Landlord.

     22.  DEFAULTS AND REMEDIES: Time is of the essence hereof, and in the event
          ---------------------
Tenant shall violate or breach or fail to keep or perform any covenant, agreement, term or condition of this Lease or the rules and regulations applicable to the Building, and if such default or violation shall continue or shall not be remedied within five (5) days (or, if no default in Rent is involved, within ten (10) days) after notice in writing thereof is given by Landlord to Tenant, specifying the matter claimed to be in default, Landlord at its option may immediately (or at any time thereafter) declare Tenant's rights under this Lease terminated, and reenter the Premises using such force as may be necessary, and repossess the Premises, and remove all persons and property from the Premises. Notwithstanding any such termination or reentry, the liability of Tenant for the full Rent provided for herein shall not be extinguished for the balance of the Lease Term, and Tenant shall make good to Landlord any deficiency arising from a reletting of the Premises at a lesser Rent, plus the costs and expenses of renovating, altering and reletting the Premises, including without limitation brokerage commissions, marketing costs, and Landlord's staff time. Tenant shall pay any such deficiency each month as the amount thereof is ascertained by Landlord. Landlord shall also have the option, exercisable at any time, to recover from Tenant an amount equal to the Rent and other sums payable under this Lease for the remainder of the Lease Term less replacement tenant rents, discounted at the rate of 6% per year to present worth.

     If Tenant fails to make any payment or perform any of its obligations under this Lease, Landlord may, without notice to or demand upon Tenant and without waiving or releasing Tenant from any obligations under this Lease, make such payment or perform such obligation of Tenant in such manner and to such extent as Landlord deems desirable. All sums paid by

Landlord and all necessary costs and expenses in connection with the performance of any such obligation by Landlord, together with interest at the Default Rate, compounded monthly, from the date Landlord makes such expenditure, shall be deemed additional rent hereunder and shall be payable to Landlord on demand.

     23.  SURRENDER OF PREMISES: Upon expiration or earlier termination of this
          ---------------------
Lease, Tenant shall surrender the Premises in good, neat, clean and sanitary condition, ordinary wear and tear and damage by casualty excepted.

     24.  HOLDOVER:
          --------

          (a) In the event Tenant lawfully holds over after the expiration of the Lease Term with the written consent of the Landlord, such tenancy shall be a month-to-month lease terminable as provided by law. During such tenancy, Tenant agrees to pay Landlord all Rent and other charges as provided herein, and to be bound by all the terms, covenants and condition of this Lease, except any covenants granting Tenant a right of first refusal, an option to extend the term of the Lease, or an option or right to lease additional space.

          (b) If Tenant, without Landlord's written consent, remains in possession of the Premises after the expiration or termination of this Lease, Tenant shall pay the greater of:

               i) Two hundred percent (200%) of the Rent which Tenant was obligated to pay for the month immediately preceding the month in which this Lease expires or terminates for each complete or partial month of any such holdover; or

               ii) The total rent which other tenants have agreed to pay under fully executed leases for the Premises during the period of such holdover, if Landlord has leased all or part of the Premises to other tenants effective upon the expiration or termination of this Lease.

     In the event of any unauthorized holding over, Tenant shall also indemnify and hold Landlord harmless from and against all liability, losses, claims, causes of action, damages, costs and expenses (including without limitation attorneys' fees) resulting from Tenant's failure to surrender the Premises, including without limitation claims made by succeeding tenants resulting from Tenant's failure to surrender the Premises.

     25.  SUBORDINATION: Without the necessity of any additional document being
          -------------
executed by Tenant, this Lease shall be subject and subordinate at all times to the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which all or any portion of the Land or the Building or all or any part of Landlord's interest in the Land or the Building is specified as security, and to all renewals, modifications, extensions, substitutions, replacements and/or consolidations thereof, provided that if Tenant is not in default, Tenant's rights under this Lease are not disturbed or terminated In the event that any such mortgage or deed of trust is foreclosed or conveyance in lieu of foreclosure is made for any reason, Tenant shall attorn to and become the tenant of the purchaser at such foreclosure sale or the grantee or transferee designated in any deed in lieu of foreclosure at the request of such purchaser, grantee or transferee. If required by the holder of the lien of such mortgage or deed of trust, Tenant shall execute and deliver a subordination and attornment agreement required by such holder who provides Tenant with its standard form non-disturbance agreement. If Tenant fails to execute and deliver such agreement within fifteen (15) business days after Landlord's request, in addition to the other remedies provided for in this Lease, Tenant shall pay Landlord a late charge of $100.00 per day. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late delivery by Tenant.

     26.  ESTOPPELS: At the written request of Landlord, Tenant shall execute,
          ---------
acknowledge and deliver to Landlord or its designee a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), whether any party is in default or breach of this Lease or, with the giving of notice or lapse of time, or both, would be in default or breach of this Lease, and the dates to which the Base Rent and other charges have been paid in advance, if any. It is agreed that any such certificate may be relied on by a prospective purchaser or a mortgagee of all or any part of Landlord's interest in the Building, or the Land. If Tenant shall fail to respond within ten (10) days after receipt of a written request by Landlord, Tenant shall be deemed to have admitted the accuracy of any information set forth in the statement delivered to Tenant. If Tenant fails to execute and deliver such statement within fifteen (15) business days after Landlord's request, in addition to the other remedies provided for in this Lease, Tenant shall pay Landlord a late charge of $100.00 per day. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late delivery by Tenant.

     27.  NOTICES: Any notice, demand, request, consent, approval or other
          -------
communication under this Lease shall be in writing and shall be personally delivered or sent by United States registered or certified mail, return receipt requested, addressed to Landlord and Tenant at the addresses provided in Section 1(l) or to such other place as either party may from time to time designate by notice to the other. All such notices and communications shall be effective on the earlier of the date of actual receipt or, if mailed, five (5) business days after deposit in the mail in accordance with this section.

     28.  WAIVER OF SUBROGATION: Landlord and Tenant shall each procure an
          ---------------------
appropriate clause in, or an endorsement to, any policy of fire and special peril insurance covering the Premises, and the Building, and the personal property, fixtures and equipment located in or on the Premises, in which the insurance companies waive subrogation or consent to a waiver of right of recovery, and each party agrees that it shall not make any claim against or seek to recover from the other for any loss of or damage to its property resulting from fire or other hazards covered by such insurance, notwithstanding any other provisions of this Lease to the contrary; provided, however, that the release, discharge, exoneration and covenant not to sue herein contained shall be limited by the terms and provisions of the waiver of subrogation clauses or endorsements consenting to a waiver of right of recovery, and shall be co-extensive therewith. If either party is unable to obtain such a clause or endorsement, it shall promptly notify the other party.


     29.  HAZARDOUS SUBSTANCES:
          --------------------

          (a) Tenant shall not cause or permit any Hazardous Substances, as defined below, to be brought upon, kept or used in or about the Premises, the Building, or the Land by Tenant, its agents, employees, contractors or invitees, unless such Hazardous Substances are necessary for Tenant's business (and such business is a Permitted Use) and will be used, kept, and stored in a manner that complies with this Lease and all laws, regulations and ordinances regulating any such Hazardous Substances, provided that Tenant first obtains the written consent of Landlord and provided further that Tenant indemnifies Landlord from and against any and all liability with respect to such Hazardous Substances as more particularly described below. If Tenant breaches the covenants and obligations set forth herein or, if the presence of Hazardous Substances on, in or about the Premises or any part of the Building or Land or any other property caused or permitted by Tenant, its agents, employees, contractors or invitees, results in contamination of the Premises or any part of the Building or Land or any other property or, if contamination of the Premises or any part of the Building or Land or any other property by Hazardous Substances otherwise occurs for which Tenant is legally liable to Landlord, then Tenant shall indemnify and hold Landlord harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities and losses (including, without limitation, diminution in the value of the Premises, the Building or Land, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises or any part of the Building or Land, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease Term as a result of such contamination. This indemnification by Tenant of Landlord includes without limitation any and all costs incurred in connection with any investigation of site conditions and any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of the presence of such Hazardous Substances in, or about the Premises, the Building or Land or the soil or ground water on or under the Building or the surface of the Land. The provisions of this section shall survive the termination of this Lease.

          (b) For purposes of this section, the term "Hazardous Substances" means any hazardous, toxic, dangerous or harmful substances, materials, wastes, pollutants or contaminants, including, but not limited to those substances, materials and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 C.F.R. 172.101) or by the Environmental Protection Agency as hazardous substances (40 C.F.R. Part 302) and amendments thereto, or such substances, materials and wastes which are or become regulated under any applicable local, state or federal law (and any and all amendments thereto) including without limitation (i) the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq.; (ii) the Comprehensive
                                       ------
               Environmental Response, Compensation, and Liability Act, 42 U.S.C. (S) 9601, et seq.; (iii) the Hazardous Materials
                                ------
               Transportation Act, 49 U.S.C. (S) 1801 et seq.; (iv) the Federal
                                                      ------
               Water Pollution Control Act, 33 U.S.C. (S) 1257 et seq.; (v) the
                                                               ------
               Clean Air Act, 42 U.S.C. (S) 7401 et seq.; (vi) the Toxic
                                                 ------
               Substances Control Act, 15 U.S.C. (S) 2601 et seq.; (vii) the
                                                          ------
               Federal Insecticide, Fungicide, Rodenticide Act, 7 U.S.C. (S) 136

               et seq.; and (viii) the Washington Hazardous Substance and Model
               ------
               Toxics Control Acts, Chapters 70.105 and 70.105C RCW. The term specifically includes petroleum, asbestos, polychlorinated biphenyls, and any other substance or matter defined as a toxic or hazardous substance or material or pollutant or contaminant under any other federal, state or local laws, ordinances or regulations or under any reported decision of a state or federal court, or any substance or matter imposing liability for cleanup costs or expenses on any person or entity under any statutory or common law theory. The term shall also be interpreted to include but not be limited to any substance which after release into the environment and upon exposure, ingestion, inhalation or assimilation, either directly from the environment or directly by ingestion through food chains, will or may reasonably be anticipated to cause death, disease, behavior abnormalities, cancer and/or genetic abnormalities, and oil and petroleum based derivatives. The term shall not include materials used in the ordinary course of normal office operations and otherwise used and disposed of in accordance with applicable laws and regulations.

     30.  RULES AND REGULATIONS: Tenant shall use the Premises and the common
          ---------------------
areas in the Building and the Land in accordance with such rules and regulations not inconsistent with this Lease as may from time to time be made by Landlord for the general safety, comfort and convenience of Landlord and tenants of the Building, and Tenant shall cause its employees, agents, invitees and licensees to abide by such rules and regulations. A copy of the current rules and regulations is attached as Exhibit D.

     31.  RECORDING: Unless both parties consent in writing, neither this Lease
          ---------
nor a memorandum of this Lease may be recorded.

     32.  LIGHT, AIR AND VIEW: Landlord does not guarantee the continued present
          -------------------
status of light, air or view over any property adjoining or in the vicinity of the Building.

     33.  MISCELLANEOUS PROVISIONS:
          ------------------------

          (a)  NONWAIVER: No delay or omission in the exercise of any right or
               ---------
               remedy of either party on any default by the other party shall impair such right or remedy or be construed as a waiver of any default. No acceptance of Rent or of any other payment by Landlord from Tenant after any default by Tenant shall constitute a waiver of any such default or any other default. Consent by Landlord in any one instance shall not dispense with the necessity of obtaining Landlord's consent in all other instances.

          (b)  ATTORNEY'S FEES: In the event suit or action is instituted to
               ---------------
               enforce any of the terms of this Lease, including any and all bankruptcy claims, actions and proceedings deemed necessary or desirable to enforce any of the terms of this Lease or otherwise protect the interest of either party, the prevailing party shall be entitled to recover such sums as the court may adjudge reasonable as attorney's fees and expenses, including fees or expenses that may be incurred in any appellate proceeding. In the event neither party wholly prevails, the party which substantially prevails shall be awarded a reasonable sum as attorney's fees and litigation expenses.

          (c)  CAPTIONS: The captions in this Lease are for convenience only
               --------
               and are not to be considered in the interpretation of Lease terms.

          (d)  GOVERNING LAW: This Lease shall be governed by and construed and
               -------------
               interpreted in accordance with the laws of the State of Washington.

          (e)  ENTIRE AGREEMENT AND MODIFICATIONS: This Lease contains all
               ----------------------------------
               agreements between Landlord and Tenant. No prior agreements or understandings pertaining to the same shall be valid or of any force or effect. This Lease may not be modified except in writing signed by both parties.

          (f)  JOINT AND SEVERAL OBLIGATIONS: "Party" shall mean Landlord or
               -----------------------------
               Tenant; and if more than one person or entity is Landlord or Tenant, the obligations imposed on that party shall be joint and several.

          (g)  BROKER'S COMMISSIONS:  Each party represents to the other that it
               --------------------
               has not had dealings with any real estate broker, finder, or other person who would be entitled to any commission or fee in connection with the negotiation, execution or delivery of this Lease except Colliers International, whose fee shall be paid by
                            ----------------------
               Times Square Building LLC.  The commission shall be a fee equal
               -------------------------
               to $3.50 per rentable square foot leased. This fees shall be payable one-half upon lease execution of the Lease Amendment enlarging the Premises and one-half upon occupancy of the space. In addition, Colliers shall be paid a fee equal to $3.50 per rentable square foot on any expansion space taken during the first two (2) years of the initial lease term. This fee shall be payable one-half upon execution and one-half upon occupancy of the space. If any other claims for brokerage commissions, finder's fees, or like payments arise out of or in connection with this transaction, such claims shall be defended and if sustained paid by the party whose alleged actions or commitment form the basis of such claims.

          (h)  NAME:  Tenant shall not use the name of the Landlord for any
               ----
               purpose and shall not use the name of the Building for any purpose other than as an address of the business to be conducted by the Tenant on the Premises. Landlord shall have the right at any time to change the name, number or designation by which the Building or the Premises is known without any liability to Tenant. Tenant shall not use any fictitious name to which Landlord reasonably objects.

          (i)  SUCCESSOR AND ASSIGNS:  All of the terms, conditions, covenants
               ---------------------
               and agreements of this Lease are binding upon and, subject to the provisions of Section 16 of this Lease, shall inure to the benefit of Landlord, Tenant, and their respective heirs, administrators, executors, successors and assigns.

          (j)  TIME:  Time is of the essence of this Lease.
               ----

          (k)  SEVERABILITY:  The unenforceability, invalidity or illegality of
               ------------
               any provision of this Lease shall not render any other provision unenforceable, invalid or illegal.

          (l)  INTERPRETATION:  This Lease has been submitted to the scrutiny of
               --------------
               all parties and their counsel, if desired, and shall be given a fair and reasonable interpretation, without consideration or weight being given to its having been drafted by any party or such party's counsel.

          (m)  REMEDIES CUMULATIVE:  The specified remedies to which Landlord
               -------------------
               may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies available to Landlord at law, in equity, or otherwise.

          (n)  FORCE MAJEUR:   Neither party shall have liability for any act,
               ------------
               failure to act, delay, error, cost or other consequence of any act of God, natural disaster, war, civil disturbance, court order, or third party nonperformance, any interruption, malfunction or error of communication or computer systems, software, operations or facilities (whether or not such party's could have anticipated or forestalled any such event or occurrence), or any cause that is beyond such party's reasonable control, except for payment of monetary amounts due hereunder or for waste.

IN WITNESS WHEREOF, the parties have executed this Lease as of the date first written above.


LANDLORD:                     TIMES SQUARE BUILDING LLC


                                    /s/ Mark Houtchens
                              By:__________________________________
                                    Mark Houtchens
                              Its:  Authorized Agent


TENANT:                       ENCODING.COM, INC.
                              _____________________________________


                                    /s/ D.C. Bullis
                              By:__________________________________
                                    David Bullis
                              Its:  President and COO
                                    _______________________________

STATE OF Washington     )
        ----------------
                        ) ss.
COUNTY OF King          )
         ---------------

     On this 24th day of August, 1999, before me, the undersigned, a
Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Mark Houtchens, known to me to be the Authorized Agent of
                    --------------                        ----------------
Times Square Building LLC, the licensed liability company that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said company, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.
                                   --

     I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgement is the person whose true signature appears on this document.

     WITNESS my hand and official seal hereto affixed the day and year in the certificate above written.



                            /s/ Dana Bollinger
                            ____________________________________________________
                            Signature


                            Dana Bollinger
                            ____________________________________________________
                            Print Name


                            NOTARY PUBLIC in and for the State of      WA      ,
                                                                  _____________

                            residing at                 Seattle
                                        ________________________________________

                            My commission expires            7/15/00
                                                  ______________________________




STATE OF WA             )
                        ) ss.
COUNTY OF King          )

     On this 12th day of August, 1999, before me, the undersigned, a
Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared David Bullis, known to me to be the President and COO of
                    ------------                        -----------------
Encoding.com, Inc., the corporation that executed the foregoing instrument, and
------------------
acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.
            --

     I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgement is the person whose true signature appears on this document.

     WITNESS my hand and official seal hereto affixed the day and year in the certificate above written.




                            /s/ Dana Bollinger
                            ____________________________________________________
                            Signature


                            Dana Bollinger
                            ____________________________________________________
                            Print Name


                            NOTARY PUBLIC in and for the State of      WA      ,
                                                                  _____________

                            residing at                  Seattle
                                        ________________________________________

                            My commission expires             7/15/00
                                                  ______________________________